UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6506

Intermediate Muni Fund, Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: December 31
Date of reporting period: December 31, 2004

ITEM 1.	REPORT TO STOCKHOLDERS.

        The Annual Report to Stockholders is filed herewith.

Intermediate Muni Fund, Inc.

Annual Report
December 31, 2004

WHAT’S INSIDE

LETTER FROM THE CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and
Chief Executive Officer

Dear Shareholder,

We are pleased to present the annual report of the Intermediate Muni Fund, Inc. for the 12-month period ended December 31, 2004.

Despite sharply rising oil prices, threats of terrorism, geopolitical concerns and uncertainties surrounding the Presidential election, the U.S. economy continued to expand during the reporting period. Following a robust 4.5% gain in the first quarter of 2004, gross domestic product (“GDP”)i growth was 3.3% in the second quarter of the year. This decline was largely attributed to higher energy prices. However, third quarter 2004 GDP growth rose to a solid 4.0%. While fourth quarter GDP figures have not yet been released, continued growth is expected.

Given the overall strength of the economy, Federal Reserve Board (“Fed”)ii monetary policy was seen as highly accommodative and expectations were that it would start raising rates to ward off the threat of inflation. As expected, the Fed raised its target for the federal funds rateiii by 0.25% to 1.25% at the end of June 2004 — the first rate increase in four years. The Fed again raised rates in 0.25% increments during August, September, November, and December, bringing the target for the federal funds rate to 2.25%. After the end of the fund’s reporting period, at their February meeting, the Fed once again raised the target rate by 0.25% to 2.50%. Regardless of the economic expansion and higher interest rates, the overall bond market generated positive returns during the fiscal year.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Intermediate Muni Fund, Inc.	1

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

February 3, 2005

2	2004 Annual Report

MANAGER OVERVIEW

PETER M. COFFEY

Vice President
and Investment Officer

Performance Review

For the 12 months ended December 31, 2004, the Intermediate Muni Fund, Inc. returned -2.19%, based on its American Stock Exchange (“AMEX”) market price and 3.99% based on its net asset value (“NAV”)iv per share. In comparison, the Lehman Brothers Municipal Bond Index returned 4.48% and its Lipper General Muni Debt closed-end funds category averagev was 6.63% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the fund distributed dividends to shareholders totaling $0.612 per share. The performance table shows the fund’s 30-day SEC yield as well as its 12-month total return based on its NAV and market price as of December 31, 2004. Past performance is no guarantee of future results. The fund’s yields will vary.

FUND PERFORMANCE
AS OF DECEMBER 31, 2004
(unaudited)

Price	30-Day	12 Month
Per Share	SEC Yield	Total Return
$10.02 (NAV)	5.09%	3.99%
$9.36 (AMEX)	5.40%	–2.19%

All figures represent past performance and are not a guarantee of future results. The fund’s yields will vary.

Market Overview

Municipal bonds traded in a fairly narrow range during the first two months of 2004. During this time, the economy grew at a more robust pace versus early 2003.vi Although labor market growthviilanguished throughout 2003 into the first quarter of this year, it rose significantly and remained strong in the early spring, and inflation picked up as well.viii

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions, if any, in additional shares. The “SEC yield” is a return figure often quoted by bond and other fixed-income mutual funds. This quotation is based on the most recent 30-day (or one-month) period covered by the fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period after deduction of the fund’s expenses for the period. These yields are as of December 31, 2004 and are subject to change.

Intermediate Muni Fund, Inc.	3

After an extended period of monetary easing, the Federal Reserve’s monetary policymaking committee raised its federal funds rate target from a four-decade low of 1.00% to 1.25% at the end of June — the Fed’ s first hike in four years. The increase marked a significant reversal from the Fed’s monetary policy position from June 2003, when it last slashed its rate target following a long series of accommodative rate cuts. The rate hike was widely anticipated due to comments from the Fed regarding the momentum behind the economy and signals that it was prepared to push rates higher from their near-historic lows. As a result, bond prices declined and yields rose sharply in April before prices stabilized somewhat in the early summer.

The Fed again raised its fed funds target by 0.25% in August and to 1.75% in September. Given that bond prices had already factored in rate hikes to a significant extent, and coupling this with a lack of inflationary pressures, bond prices held up and actually rose over the third quarter. In September and October, the bond market benefited from falling stock and rising oil prices, which encouraged investors to reallocate capital into fixed-income securities.

Yields on bonds rose as their prices dropped in reaction to an employment report issued in November that yielded surprisingly robust labor market results.vii The Fed subsequently raised its fed funds rate target to 2.00% on November 10th and then again to 2.25% on December 14th. After the end of the fund’s reporting period, at their February meeting, the Fed once again raised the target rate by 0.25% to 2.50%.

Factors that Influenced Fund Performance

During the reporting period, yields on shorter-term municipal securities with maturities from one to seven years rose substantially, with the largest increase in issues with one to three year maturities. At the same time, yields on municipal securities in the 10-year area and those with maturities of 25 to 30 years were up only slightly. Surprisingly, yields on municipals with 15-20 year maturities declined slightly during the year.

Looking at the fiscal year as a whole, the fund’s results were enhanced by the strong performance of its exposure to the hospital sector. In this area, certain securities appreciated after their advance refunding. Generally speaking, an existing bond cannot be prematurely retired, or called, except on specific dates. However, through advance refunding, a security can be refinanced as long as the proceeds of the new bonds are held in reserve to pay the interest and principal on the old bonds until they become callable. In the case of the fund’s holdings in this area, the proceeds of the advance refunding are being held in escrow in high quality U.S. government securities. Another of the fund’s hospital securities also aided returns, as market perceptions of its underlying balance sheet improved.

4	2004 Annual Report

Other areas contributing to performance were select fund holdings in the transportation sector and its toll road zero coupon bonds.

Conversely, several of the fund’s holdings in lifecare and multi-family housing (low income) sectors detracted from results. Our escrow-to-maturity bonds with very short average lives due to operating sinking funds, were a drag on performance as short-term interest rates rose, even as longer-term rates declined. Finally a short-position in U.S.Treasury futures, designed to hedge against a possible rise in rates, hurt results as yields on intermediate- and long-term bonds declined.

Looking for Additional Information?

The fund is traded under the symbol “SBI” and its closing market price is available in most newspapers under the AMEX listings. The daily NAV is available on-line under symbol XSBIX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the fund issues a quarterly press release that can be found on most major financial websites as well as www.citigroupassetmanagement.com.

In a continuing effort to provide information concerning the fund, shareholders may call 1-888-735-6507, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the fund’s current net asset value, market price, and other information.

Thank you for your investment in the Intermediate Muni Fund, Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely.

Peter M. Coffey
Vice President
and Investment Officer

February 3, 2005

Intermediate Muni Fund, Inc.	5

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind the fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Lower-rated, higher yielding bonds, known as “junk bonds”, are subject to greater credit risk, including the risk of default, than higher-rated obligations. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is the market value of goods and services produced by labor and property in a given country.
ii	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the fund has invested. However, the price at which an investor may buy or sell shares of the fund is at the fund’s market price as determined by supply of and demand for the fund’s shares.
[v]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 65 funds in the fund’s Lipper category, and excluding sales charges.
vi	Source: Commerce Department (Bureau of Economic Analysis). Refers to quarterly growth of GDP.
vii	Source: Bureau of Labor Statistics based upon the growth of non-farm payroll jobs.
viii	Sources: Lehman Brothers. Inflation data based upon Consumer Price Index/deflation data.

6	2004 Annual Report

Take Advantage of the Fund’s Dividend Reinvestment Plan!

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan (“Plan”), a convenient, simple and efficient way to reinvest your dividends and capital gains distributions, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share (“NAV”) on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), PFPC Inc. (“Plan Agent”) will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 39. To find out more detailed information about the Plan and about how you can participate, please call PFPC Inc. at (800) 331-1710.

Intermediate Muni Fund, Inc.	7

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Education
16.1%
15.7%
Hospital
14.7%
18.5%
Escrowed to Maturity
12.6%
12.0%
Transportation
10.0%
10.1%
General Obligation
8.7%
9.3%
Water & Sewer
6.2%
7.1%
Pre-Refunded
5.2%
0.7%
Pollution Control
3.8%
3.4%
Lifecare Systems
3.3%
0.0%
Industrial Developement
2.4%
5.5%
Utilities
3.2%
3.5%
Housing: Multi-Family
2.7%
3.9%
Other
11.1%
10.3%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
December 31, 2004
June 30, 2004

8	2004 Annual Report

Schedule of Investments		December 31, 2004
FACE
AMOUNT RATING(a)		SECURITY	VALUE
Alabama — 2.8%
$3,000,000	AAA	Alabama State Public School & College Authority Revenue,
		5.125% due 11/1/15 (c)	$3,216,720
334,127	AAA	Birmingham, AL Medical Clinic Board Revenue, Baptist
		Medical Centers, 8.300% due 7/1/08 (d)	371,315
1,000,000	NR	Rainbow City, AL Special Health Care Facilities Financing
		Authority, (Regency Pointe Inc.), Series B, 7.250% due 1/1/06	628,720
1,000,000	AAA	Saraland, AL GO, MBIA-Insured, 5.250% due 1/1/15	1,093,990
			5,310,745
Alaska — 0.9%
1,000,000	NR	Alaska Industrial Development & Export Authority Revenue,
		Williams Lynxs Alaska Cargoport, 8.000% due 5/1/23 (b)	1,054,880
500,000	AAA	Anchorage, AK GO, Refunding, FGIC-Insured,
		6.000% due 10/1/14	593,740
			1,648,620
Arizona — 1.2%
1,000,000	A2*	Arizona Educational Loan Marketing Corp., Educational Loan
		Revenue, Sub-Series, 6.625% due 9/1/05 (b)	1,006,470
		Maricopa County, AZ Hospital Revenue:
130,000	AAA	Samaritan Health Service, 7.625% due 1/1/08 (d)	137,587
794,000	AAA	St. Lukes Hospital Medical Center Project,
		8.750% due 2/1/10 (d)	913,473
120,000	AAA	Pima County, AZ IDA, Single-Family Mortgage Revenue,
		Series A, GNMA/FNMA/FHLMC-Collateralized,
		7.100% due 11/1/29 (b)	125,206
			2,182,736
Arkansas — 1.5%
1,500,000	BBB-	Arkansas State Development Finance Authority, Hospital
		Revenue, Washington Regional Medical Center,
		7.000% due 2/1/15	1,661,145
1,000,000	BB+	Warren, AR Solid Waste Disposal Revenue, (Potlatch Corp.
		Project), 7.000% due 4/1/12 (b)	1,056,100
			2,717,245
California — 5.4%
1,500,000	NR	Barona Band of Mission Indians, CA, 8.250% due 1/1/20	1,613,610
3,000,000	AA-	California State Economic Recovery, Series A,
		5.000% due 7/1/17 (c)	3,192,870
795,000	NR	California Statewide COP, Community Development Authority
		Revenue Refunding, Hospital Triad Healthcare,
		6.250% due 8/1/06 (d)	826,736
15,000	NR	Loma Linda, CA Community Hospital Corporation Revenue,
		8.000% due 12/1/08 (d)	17,928
1,200,000	NR	Los Angeles, CA COP, Hollywood Presbyterian Medical Center,
		9.625% due 7/1/13 (d)	1,545,360
500,000	NR	Los Angeles, CA School District, MBIA-Insured,
		8.184% due 1/1/11 (e)	622,620
1,450,000	AAA	Morgan Hill, CA School District, FGIC-Insured,
		5.750% due 8/1/17	1,667,877

See Notes to Financial Statements.

Intermediate Muni Fund, Inc.	9

Schedule of Investments (continued)		December 31, 2004
FACE
AMOUNT RATING(a)		SECURITY	VALUE
California — 5.4% (continued)
$395,000	AAA	San Francisco, CA Airport Improvement Corp. Lease Revenue,
		United Airlines Inc., 8.000% due 7/1/13 (d)	$483,279
130,000	AAA	San Leandro, CA Hospital Revenue, Vesper Memorial Hospital,
		AMBAC-Insured, 11.500% due 5/1/11 (d)	168,151
			10,138,431
Colorado — 4.2%
1,860,000	Aaa*	Broomfield, CO COP, Open Space Park & Recreational
		Facilities, AMBAC-Insured, 5.500% due 12/1/20 (c)	2,051,635
		Colorado Educational and Cultural Facilities Authority
		Revenue:
		Charter School:
1,000,000	Baa3*	Community Education Center, (Bromley East Project A),
		7.000% due 9/15/20	1,041,500
500,000	Baa2*	University Lab School Project, (Call 6/1/11 @ 100),
		6.125% due 6/1/21 (f)	586,925
1,350,000	AAA	University Lab School Project, 5.250% due 6/1/24	1,453,720
710,000	BBB	Denver, CO Health & Hospital Authority Healthcare Revenue,
		Series A, 6.250% due 12/1/16	747,282
1,765,000	AAA	Pueblo, CO Bridge Waterworks, Water Revenue Improvement,
		Series A, FSA-Insured, 6.000% due 11/1/14 (c)	2,038,716
			7,919,778
Connecticut — 3.3%
2,000,000	AA	Connecticut State Health & Educational Facilities Authority
		Revenue, Bristol Hospital, Series B, 5.500% due 7/1/21 (c)	2,212,820
1,855,000	A	Connecticut State Special Obligation, Parking Revenue,
		Bradley International Airport, Series A, ACA-Insured,
		6.375% due 7/1/12 (b)(c)	2,056,101
1,500,000	AAA	Connecticut State Special Tax Obligation Revenue,
		FSA-Insured, FLAIRS, 8.184% due 10/1/09 (e)	1,842,540
			6,111,461
District of Columbia — 0.7%
1,260,000	BBB	District of Columbia, Tobacco Settlement Financing Corp.,
		6.250% due 5/15/24	1,252,881
Florida — 5.2%
235,000	AAA	Lee County, FL Southwest Florida Regional Airport Revenue,
		MBIA-Insured, 8.625% due 10/1/09 (d)	271,973
1,625,000	NR	Lee Memorial Health System Board of Directors, FL Hospital
		Revenue, FSA-Insured, FLAIRS, 8.888% due 4/1/10 (c)(e)	2,082,145
2,000,000	NR	Old Palm Community Development District FL, Palm Beach
		Gardens, Series B, 5.375% due 5/1/14 (c)	2,009,600
		Orange County, FL Health Facilities Authority Revenue:
		Adventist Health Care:
1,500,000	A	6.250% due 11/15/24	1,672,095
545,000	AAA	Southern Adventist Hospital Project,
		8.750% due 10/1/09 (d)	632,707
785,000	NR	First Mortgage, Health Care Facilities, 8.750% due 7/1/11	789,592

See Notes to Financial Statements.

10	2004 Annual Report

Schedule of Investments (continued)			December 31, 2004
FACE
AMOUNT RATING(a)		SECURITY	VALUE
Florida — 5.2% (continued)
$595,000	NR	Sanford, FL Airport Authority IDR, (Central Florida
		Terminals Inc. Project A), 7.500% due 5/1/06 (b)	$491,934
1,800,000	Aaa*	Sarasota County Florida Public Hospital Board Revenue,
		Sarasota Memorial Hospital, 2.250% due 7/1/37 (e)	1,800,000
			9,750,046
Georgia — 5.5%
1,000,000	Aaa*	Athens, GA Housing Authority, Student Housing Lease
		Revenue, (University of Georgia - East Campus Project),
		AMBAC-Insured, 5.250% due 12/1/23	1,078,340
2,120,000	AAA	Atlanta, GA Metropolitan Rapid Transit Authority, Sales Tax
		Revenue, Series E, 7.000% due 7/1/11 (c)(d)	2,525,747
650,000	A-	Chatham County, GA Hospital Authority Revenue, Memorial
		Health Medical Center, Series A, 6.000% due 1/1/17	710,358
2,895,000	AAA	Fulton County, GA Development Authority Revenue, Georgia
		Tech Athletic Association, 5.500% due 10/1/17 (c)	3,250,448
1,000,000	AAA	Gainesville, GA Water & Sewer Revenue, FSA-Insured,
		5.375% due 11/15/20	1,089,880
500,000	A	Georgia Municipal Electric Authority, Power System Revenue,
		Series X, 6.500% due 1/1/12	575,210
1,000,000	AAA	Griffin, GA Combined Public Utility Revenue, AMBAC-Insured,
		5.000% due 1/1/21	1,069,770
			10,299,753
Illinois — 5.5%
535,000	C*	Bourbonnais, IL IDR Refunding, (Kmart Corp. Project),
		6.600% due 10/1/06 (g)	107,000
1,500,000	AAA	Chicago, IL O’Hare International Airport Revenue, Lien A-2,
		5.750% due 1/1/19 (b)	1,671,390
1,080,000	AAA	Glendale Heights Illinois Hospital Revenue, (Glendale Heights
		Project), Series B, 7.100% due 12/1/15 (d)	1,310,764
1,000,000	AA	Harvey, IL GO, Refunding, 6.700% due 2/1/09	1,012,880
		Illinois Development Finance Authority Revenue:
500,000	BBB	Chicago Charter School Foundation Project A,
		5.250% due 12/1/12	520,640
380,000	A	East St. Louis, 6.875% due 11/15/05	392,396
		Illinois Health Facilities Authority Revenue:
530,000	AAA	Methodist Medical Center Project, 9.000% due 10/1/10 (d)	628,135
515,000	AAA	Ravenswood Hospital Medical Center Project,
		7.250% due 8/1/06 (d)	540,807
1,300,000	BB+	Illinois Health Facilities Authority Revenue Refunding,
		Friendship Village of Schaumburg, 6.650% due 12/1/06	1,308,255
1,310,000	AAA	Kane County, IL GO, FGIC-Insured, 5.500% due 1/1/14	1,499,269
		Mount Vernon, IL Elderly Housing Corp., First Lien Revenue:
215,000	Ba3*	7.875% due 4/1/05	215,260
235,000	Ba3*	7.875% due 4/1/06	235,132
250,000	Ba3*	7.875% due 4/1/07	250,303
270,000	Ba3*	7.875% due 4/1/08	270,300

See Notes to Financial Statements.

Intermediate Muni Fund, Inc.	11

Schedule of Investments (continued)		December 31, 2004
FACE
AMOUNT RATING(a)		SECURITY	VALUE
Illinois — 5.5% (continued)
$1,000,000	Aaa*	Will County, IL School District No 122, New Lenox Series D,
		zero coupon bond to yield 5.049% due 11/1/24	$372,100
			10,334,631
Indiana — 1.9%
800,000	AAA	Ball State, University of Indiana, University Revenue, Series K,
		FGIC-Insured, 5.750% due 7/1/20	900,184
		De Kalb County, IN Industrial Redevelopment Authority
		Revenue, (Mini-Mill Local Public Improvement Project)
		Series A:
1,000,000	A-	(Call 1/15/05 @ 102), 6.250% due 1/15/08 (f)	1,021,200
1,350,000	A-	(Call 1/15/05 @ 102), 6.250% due 1/15/09 (f)	1,378,620
285,000	AAA	Madison County, IN Industrial Hospital Authority Facilities
		Revenue, (Community Hospital of Anderson Project),
		9.250% due 1/1/10 (d)	330,135
			3,630,139
Iowa — 1.2%
1,000,000	A1*	Iowa Finance Authority Health Care Facilities Revenue,
		Genesis Medical Center, 6.250% due 7/1/20	1,083,770
935,000	AAA	Muscatine, IA Electric Revenue, 9.700% due 1/1/13 (d)	1,191,246
			2,275,016
Kansas — 0.6%
1,000,000	BBB	Burlington, KS Environmental Improvement Revenue,
		(Kansas City Power & Light Project), 4.750% due 9/1/15	1,046,450
Louisiana — 1.5%
650,000	AAA	Calcasieu Parish, LA Memorial Hospital Service District
		Hospital Revenue, (Lake Charles Memorial Hospital Project),
		Series A, CONNIE LEE-Insured, 7.500% due 12/1/05	678,542
150,000	AAA	Louisiana Public Facilities Authority Hospital Revenue
		Refunding, (Southern Baptist Hospital Inc. Project),
		8.000% due 5/15/12 (d)	177,407
1,690,000	AAA	Monroe, LA Sales & Use Tax Revenue, FGIC-Insured,
		5.625% due 7/1/25	1,872,740
			2,728,689
Maryland — 1.8%
1,000,000	AAA	Maryland State Health & Higher Education Facilities Authority
		Revenue Refunding, (Mercy Medical Center Project),
		FSA-Insured, 6.500% due 7/1/13	1,181,600
2,000,000	AAA	Montgomery County, MD GO, Refunding,
		5.250% due 10/1/14 (c)	2,230,600
			3,412,200
Massachusetts — 6.6%
875,000	AAA	Boston, MA Water & Sewer Community Revenue, (Escrowed
		to maturity with state and local government securities),
		10.875% due 1/1/09 (d)	1,021,659
1,130,000	Aaa*	Lancaster, MA GO, AMBAC-Insured, 5.375% due 4/15/17	1,252,277
		See Notes to Financial Statements.

12	2004 Annual Report

Schedule of Investments (continued)		December 31, 2004
FACE
AMOUNT RATING(a)		SECURITY	VALUE
Massachusetts — 6.6% (continued)
		Massachusetts State Development Finance Agency Revenue:
$500,000	A	Curry College, Series A, ACA-Insured, 6.000% due 3/1/20	$528,750
370,000	AAA	Series A, GNMA-Collateralized, 6.700% due 10/20/21	427,246
1,500,000	AAA	Massachusetts State GO, MBIA-Insured, FLAIRS,
		8.411% due 5/1/09 (e)	1,937,550
		Massachusetts State Health & Educational Facilities Authority
		Revenue:
		Caritas Christi Obligation, Series B:
2,000,000	BBB	6.500% due 7/1/12 (c)	2,237,080
835,000	BBB	6.750% due 7/1/16	944,519
1,000,000	BBB-	Milford-Whitinsville Regional Hospital, Series D,
		6.500% due 7/15/23	1,071,420
1,000,000	BBB	Winchester Hospital, Series E, (Call 7/1/10 @ 101),
		6.750% due 7/1/30 (f)	1,186,190
1,160,000	AAA	Massachusetts State Industrial Finance Agency, Assisted
		Living Facility Revenue, (Arbors at Amherst Project),
		GNMA-Collateralized, 5.750% due 6/20/17 (b)	1,270,188
500,000	A3*	New England Education Loan Marketing Corp., MA Student
		Loan Revenue, Sub-Issue H, 6.900% due 11/1/09 (b)	563,215
			12,440,094
Michigan — 1.7%
1,000,000	AAA	Jenison, MI Public Schools, FGIC-Insured, 5.500% due 5/1/20	1,112,440
1,000,000	Aaa*	Memphis, MI GO, FGIC-Insured, 5.150% due 5/1/19	1,051,250
1,000,000	A	Michigan State Hospital Finance Authority Revenue, Oakwood
		Obligated Group, 5.500% due 11/1/18	1,073,220
			3,236,910
Missouri — 0.5%
405,000	NR	Lees Summit, MO IDA, Health Facilities Revenue, (John Knox
		Village Project), 5.750% due 8/15/11	443,827
65,000	AAA	Missouri State Housing Development Community Mortgage
		Revenue, Series C, GNMA/FNMA-Collateralized,
		7.450% due 9/1/27 (b)	66,667
395,000	AAA	Nevada, MO, Waterworks System Revenue,
		10.000% due 10/1/10 (d)	489,974
25,000	AAA	St. Louis County, MO Single-Family Mortgage Revenue,
		MBIA-Insured, 6.750% due 4/1/10	25,998
			1,026,466
Nebraska — 1.5%
		NebHELP Inc. Revenue, NE, MBIA-Insured:
1,000,000	Aaa*	Jr. Sub.-Series A-6, 6.450% due 6/1/18 (b)	1,082,280
1,700,000	Aaa*	Sr. Sub.-Series A-5A, 6.200% due 6/1/13 (b)	1,817,606
			2,899,886
Nevada — 0.7%
1,220,000	BBB+	Henderson, NV Health Care Facility Revenue, Catholic
		Healthcare West, Series A, 6.200% due 7/1/09	1,356,799
		See Notes to Financial Statements.

Intermediate Muni Fund, Inc.	13

Schedule of Investments (continued)		December 31, 2004
FACE
AMOUNT RATING(a)		SECURITY	VALUE
New Hampshire — 0.6%
$915,000	A-	New Hampshire Health & Educational Facilities Authority
		Revenue, Covenant Healthcare System, 6.500% due 7/1/17	$1,030,400
New Jersey — 0.1%
190,000	AAA	Ringwood Borough, NJ Sewer Authority Special Obligation,
		9.875% due 7/1/13 (d)	244,272
New Mexico — 0.2%
335,000	NR	New Mexico Educational Assistance Foundation, Student
		Loan Revenue, First Sub-Series A-2, 5.950% due 11/1/07 (b)	346,142
New York — 2.4%
1,015,000	NR	New York City, NY IDA, Civic Facilities Revenue Refunding,
		(New York Community Hospital Brooklyn),
		6.875% due 11/1/10	1,043,065
1,270,000	NR	Suffolk County, NY IDA, Civic Facility Revenue, (Eastern Long
		Island Hospital Association Project A), 7.750% due 1/1/22	1,315,758
2,000,000	AA-	Tobacco Settlement Financing Corp., NY, Series C-1,
		5.500% due 6/1/14 (c)	2,169,580
			4,528,403
North Carolina — 1.6%
245,000	AAA	Charlotte, NC Mortgage Revenue Refunding, Double Oaks
		Apartments, Series A, FHA-Insured, 7.300% due 11/15/07	261,104
1,000,000	BBB	North Carolina Eastern Municipal Power Agency, Power
		Systems Revenue, Series D, 6.450% due 1/1/14	1,115,130
1,350,000	AAA	North Carolina Municipal Power Agency No. 1, Catawba
		Electricity Revenue, 10.500% due 1/1/10 (d)	1,626,372
			3,002,606
Ohio — 7.5%
1,370,000	AAA	Cleveland, OH Waterworks Revenue, Series K, FGIC-Insured,
		(Call 1/1/12 @ 100), 5.250% due 1/1/21 (f)	1,540,975
1,520,000	BBB	Cuyahoga County, OH Hospital Facility Revenue, (Canton Inc.
		Project), 6.750% due 1/1/10	1,683,446
1,855,000	Aaa*	Highland OH Local School District, FSA-Insured,
		5.750% due 12/1/19 (c)	2,127,370
		Lake County, OH Hospital Improvement Revenue:
255,000	AAA	Lake County Memorial Hospital Project,
		8.625% due 11/1/09 (d)	295,777
135,000	NR	Ridgecliff Hospital Project, 8.000% due 10/1/09 (d)	153,855
180,000	AAA	Lima, OH Hospital Revenue, St. Rita Hospital of Lima,
		7.500% due 11/1/06 (d)	191,376
1,500,000	BB+	Ohio State Air Quality Development Authority Revenue,
		Pollution Control, (Cleveland Electric Illuminating Co.
		Project), 6.000% due 12/1/13	1,595,670
3,010,000	AA+	Ohio State GO, (Conservation Projects), Series A,
		5.250% due 9/1/13 (c)	3,322,077
		Ohio State Water Development Authority Revenue:
2,315,000	AAA	9.375% due 12/1/10 (d)(h)	2,725,357
290,000	AAA	Safe Water, Series III, 9.000% due 12/1/10 (d)	340,660
			13,976,563
		See Notes to Financial Statements.

14	2004 Annual Report

Schedule of Investments (continued)		December 31, 2004
FACE
AMOUNT RATING(a)		SECURITY	VALUE
Oklahoma — 0.8%
$55,000	AAA	Oklahoma State Industrial Authority Revenue, Oklahoma
		Health Care Corp., Series A, FGIC-Insured, (Call 5/1/07 @
		100), 9.125% due 11/1/08 (f)	$61,767
390,000	BBB‡	Tulsa, OK Housing Assistance Corp., Multi-Family Revenue,
		7.250% due 10/1/07 (b)	390,694
		Tulsa, OK Municipal Airport Revenue Refunding, American
		Airlines, Series B:
500,000	B-	6.000% due 6/1/35, mandatory tender 12/1/08 (b)	481,975
500,000	B-	5.650% due 12/1/35, mandatory tender 12/1/08 (b)	476,095
			1,410,531
Oregon — 1.6%
1,200,000	BBB	Klamath Falls, OR Intercommunity Hospital Authority Revenue,
		(Merle West Medical Center Project), 8.000% due 9/1/08 (d)	1,322,064
1,500,000	NR	Wasco County, OR Solid Waste Disposal Revenue, (Waste
		Connections Inc. Project), 7.000% due 3/1/12 (b)	1,614,030
			2,936,094
Pennsylvania — 6.9%
970,000	AAA	Conneaut, PA School District, AMBAC-Insured,
		9.500% due 5/1/12 (d)	1,183,885
1,855,000	AAA	Delaware River, Port Authority of Pennsylvania & New Jersey,
		FSA-Insured, FLAIRS, 8.398% due 1/1/10 (c)(e)	2,321,273
1,000,000	Aaa*	Harrisburg, PA Parking Authority, Parking Revenue,
		FSA-Insured, 5.500% due 5/15/20	1,110,930
1,365,000	AA	Northampton County, PA IDA Revenue, (Moravian Hall
		Square Project), 5.500% due 7/1/19	1,489,270
1,000,000	AAA	Pennsylvania State IDR, Economic Development Revenue,
		AMBAC-Insured, 5.500% due 7/1/21	1,114,670
		Philadelphia, PA Hospitals Authority Revenue:
125,000	AAA	Thomas Jefferson University Hospital, 7.000% due 7/1/08 (d)	135,705
535,000	Aaa*	United Hospital Inc. Project, (Call 7/1/05 @ 100),
		10.875% due 7/1/08 (f)	557,903
1,000,000	AAA	Philadelphia, PA School District, Series A, FSA-Insured,
		(Call 2/1/12 @ 100), 5.500% due 2/1/23 (f)	1,141,800
2,000,000	AAA	Philadelphia, PA Water & Wastewater Revenue, Series B,
		FGIC-Insured, 5.250% due 11/1/14 (c)	2,236,140
1,350,000	AAA	Pittsburgh, PA School District, FSA-Insured,
		5.375% due 9/1/16	1,551,407
			12,842,983
Puerto Rico — 0.9%
1,500,000	BBB+	Puerto Rico Housing Bank & Finance Agency,
		7.500% due 12/1/06	1,591,560
Rhode Island — 0.6%
1,000,000	AA	Central Falls, RI GO, 5.875% due 5/15/15	1,126,760

See Notes to Financial Statements.

Intermediate Muni Fund, Inc.	15

Schedule of Investments (continued)			December 31, 2004
FACE
AMOUNT RATING(a)		SECURITY	VALUE
South Carolina — 4.3%
$135,000	AAA	Anderson County, SC Hospital Facilities Revenue,
		7.125% due 8/1/07 (d)	$144,472
1,445,000	AA-	Charleston, SC Waterworks & Sewer Revenue,
		5.250% due 1/1/16	1,574,298
5,000,000	B-	Connector 2000 Association, SC Toll Road Revenue, Capital
		Appreciation, Series B, zero coupon bond to yield 8.581%
		due 1/1/15	1,824,750
		Greenville County, SC School District, Installment Purchase
		Revenue, (Building Equity Sooner for Tomorrow Project):
2,000,000	AA-	5.875% due 12/1/19 (c)	2,266,560
2,000,000	AA-	6.000% due 12/1/21 (c)	2,286,280
			8,096,360
South Dakota — 1.9%
2,400,000	Aa2*	Minnehaha County, SD GO, Limited Tax Certificates,
		5.625% due 12/1/20 (c)	2,663,136
795,000	A	South Dakota Economic Development Finance Authority,
		Economic Development Revenue APA Optics, Series A,
		6.750% due 4/1/16 (b)	839,830
			3,502,966
Tennessee — 0.7%
600,000	AAA	Jackson, TN Water and Sewer Revenue, 7.200% due 7/1/12 (d)	694,248
490,000	A2*	McMinnville, TN Housing Authority Revenue Refunding,
		First Mortgage, Beersheba Heights, 6.000% due 10/1/09	519,611
145,000	AAA	Metropolitan Nashville, TN Airport Authority Tennessee
		Airport Revenue, MBIA-Insured, 7.500% due 7/1/05 (d)	148,911
			1,362,770
Texas — 10.2%
1,000,000	Baa1*	Bexar County, TX Housing Finance Corp., Multi-Family
		Housing Revenue Refunding, Nob Hill Apartments,
		Series A, 6.000% due 6/1/21	1,005,830
2,000,000	Aa3*	Brazos River, TX Harbor Navigation District, Brazoria County,
		PCR, (BASF Corp. Project), 6.750% due 2/1/10 (c)	2,335,020
2,000,000	AAA	Dallas, TX Area Rapid Transit Sales Tax Revenue, Sr. Lien,
		AMBAC-Insured, 5.375% due 12/1/16 (c)	2,207,560
		Dallas/Fort Worth, TX International Airport Facility,
		Improvement Corp. Revenue Refunding:
1,500,000	CCC	American Airlines Inc., Series C, 6.150% due 5/1/29,
		mandatory tender 11/1/07 (b)	1,414,410
1,000,000	AAA	Series B, FSA-Insured, 5.500% due 11/1/20 (b)	1,097,770
1,000,000	AAA	El Paso, TX Water and Sewer Revenue Refunding and
		Improvement, Series A, FSA-Insured, 6.000% due 3/1/15	1,169,400
		El Paso County, TX Housing Finance Corp., Multi-Family
		Housing Revenue:
360,000	A3*	American Village Communities, Series A,
		6.250% due 12/1/24	370,822
280,000	Baa3*	La Plaza Apartments, Sub-Series C, 8.000% due 7/1/30	285,743
		See Notes to Financial Statements.

16	2004 Annual Report

Schedule of Investments (continued)		December 31, 2004
FACE
AMOUNT RATING(a)		SECURITY	VALUE
Texas — 10.2% (continued)
$2,000,000	AA	Fort Worth, TX Water and Sewer Revenue,
		5.625% due 2/15/17 (c)	$2,249,340
585,000	AAA	Grand Prairie, TX Housing Finance Corp., Multi-Family
		Housing Revenue, (Landings of Carrier Project A),
		GNMA-Collateralized, 6.650% due 9/20/22	654,147
1,000,000	AAA	Harris County, TX Hospital District Revenue Refunding,
		MBIA-Insured, 6.000% due 2/15/15	1,138,880
1,900,000	NR	IAH Public Facilities Corp Project Revenue, 7.000% due 5/1/15	1,876,459
1,175,000	A3*	Lubbock, TX Housing Finance Corp., Multi-Family Housing
		Revenue, (Las Colinas Quality Creek Apartments),
		6.000% due 7/1/22	1,207,759
1,000,000	AAA	Southwest Higher Education Authority Inc., TX, (Southern
		Methodist University Project), AMBAC-Insured,
		5.500% due 10/1/19	1,122,970
315,000	Aaa*	Tarrant County, TX Hospital Authority Revenue, Adventist
		Health System-Sunbelt, 10.250% due 10/1/10 (d)	390,140
470,000	C*	Tarrant County, TX Housing Finance Corp. Revenue,
		Multi-Family Housing, Westridge, Sub-Series C,
		8.500% due 6/1/31 (g)	23,500
325,000	AAA	Texas State Department of Housing and Community Affairs,
		Home Mortgage Revenue, RIBS, Series C-2, GMNA/FNMA/
		FHLMC-Collateralized, 11.691% due 7/2/24 (b)(e)	325,200
255,000	NR	Tom Green County, TX Hospital Authority,
		7.875% due 2/1/06 (d)	262,960
			19,137,910
Utah — 0.9%
		Spanish Fork City, UT Water Revenue, FSA-Insured:
350,000	Aaa*	Call 6/1/12 @ 100, 5.500% due 6/1/16 (f)	401,450
1,135,000	Aaa*	Unrefunded, 5.500% due 6/1/16	1,269,361
			1,670,811
Virginia — 1.5%
4,560,000	BB	Pocahontas Parkway Association, VA Toll Road Revenue,
		Capital Appreciation, Series B, zero coupon bond to yield
		6.136% due 8/15/19	1,798,510
1,000,000	B2*	Rockbridge County, VA IDA Revenue, Virginia Horse Center,
		Series C, 6.850% due 7/15/21	939,060
			2,737,570
Washington — 1.9%
1,250,000	Aaa*	Cowlitz County Washington School District, No. 122 Longview,
		5.500% due 12/1/19	1,386,762
2,000,000	AAA	Energy Northwest Washington Electric Revenue, (Project
		No. 3), Series A, FSA-Insured, 5.500% due 7/1/18 (c)	2,208,340
			3,595,102
Wisconsin — 1.1%
2,000,000	BBB	LaCrosse, WI Resource Recovery Revenue Refunding,
		(Northern States Power Co. Project),
		6.000% due 11/1/21 (b)(c)	2,113,160
		See Notes to Financial Statements.

Intermediate Muni Fund, Inc.	17

Schedule of Investments (continued)		December 31, 2004
FACE
AMOUNT RATING(a)	SECURITY	VALUE
West Virginia — 0.1%
$135,000 AAA	Cabell, Putnam & Wayne Counties, WV Single-Family
	Residence Mortgage Revenue, FGIC-Insured,
	7.375% due 4/1/10 (d)	$150,679
	TOTAL INVESTMENTS — 100%
	(Cost — $178,591,187**)	$187,122,618

(a)

All ratings are by Standard & Poor’s Ratings Service, except for those identified by an asterisk (*), which are rated by Moody’s Investors Service and those which are identified by a double dagger (‡), are rated by Fitch Ratings.

(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c)	All or a portion of this security is segregated for open futures contracts.
(d)	Bonds are escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for the new ratings.
(e)	Inverse floating rate security - coupon varies inversely with level of short-term tax-exempt interest rates.
(f)	Pre-Refunded bonds are escrowed with government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(g)	Security is in default.
(h)	All or a portion of this security is held as collateral for open futures contracts.

**	Aggregate cost for federal income tax purposes is $178,286,339.

See pages 19 and 20 for definitions of ratings and certain abbreviations.

Summary of Investments by Sector*
Education	16.1%
Hospitals	14.7
Escrowed to Maturity	12.6
Transportation	10.0
General Obligation	8.7
Water & Sewer	6.2
Pre-Refunded	5.2
Pollution Control	3.8
Lifecare Systems	3.3
Utilities	3.2
Multi-Family Housing	2.7
Industrial Development	2.4
Other	11.1
100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of December 31, 2004 and are subject to change.

See Notes to Financial Statements.

18	2004 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or a minus (–) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A	— Bonds rated “A” have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB	— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB, B	— Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly
CCC and CC	speculative and with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2, and 3 may be applied to each generic rating from “Aa” to “Caa”, where 1 is the highest and 3 the lowest rating within its generic category.

Aaa	— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa	— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the
“Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.
A	— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa	— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba	— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B	— Bonds rated “B” generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.
Caa	— Bonds rated “Caa” are of poor standing. These issues may be in default, or there may be present elements of danger with respect to principal or interest.

Intermediate Muni Fund, Inc.	19

Bond Ratings (unaudited) (continued)

Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	—	Bonds rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings (“Fitch”) — Ratings from “AA” to “BBB” may be modified by the addition of a plus (+) sign or minus (–) sign to show relative standings within the major ratings categories.

AA	—	Bonds rated “AA” are considered to be investment-grade and of very high credit quality.
The obligor’s ability to pay interest and/or dividends and repay principal is very strong.
A	— Bonds and preferred stock considered to be investment-grade and of high credit quality. The obligor’s ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt or preferred securities with higher ratings.
BBB	— Bonds rated “BBB” are considered to be investment-grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is con-
sidered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.
NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings (unaudited)

SP-1	—	Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1	—	Standard & Poor’s highest commercial paper and variable-rate demand obligation (“VRDO”)
rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.

Abbreviations* (unaudited)

ACA	— American Capital Assurance	GIC	— Guaranteed Investment Contract
AMBAC	— Ambac Assurance Corporation	GNMA	— Government National Mortgage
CGIC	— Capital Guaranty Insurance Company		Association
CONNIE	— College Construction Loan	GO	— General Obligation
LEE	Insurance Association	HFA	— Housing Finance Authority
COP	— Certificate of Participation	IDA	— Industrial Development Agency
FGIC	— Financial Guaranty Insurance	IDR	— Industrial Development Revenue
	Company	INDLC	— Industrial Indemnity Company
FHA	— Federal Housing Administration	ISD	— Independent School District
FHLB	— Federal Home Loan Bank	LOC	— Letter of Credit
FHLMC	— Federal Home Loan Mortgage	MBIA	— Municipal Bond Investors Assurance
	Corporation		Corporation
FLAIRS	— Floating Adjustable Interest Rate	PCFA	— Pollution Control Financing Authority
	Securities	PCR	— Pollution Control Revenue
FNMA	— Federal National Mortgage	PSFG	— Permanent School Fund Guaranty
	Association	RIBS	— Residual Interest Bonds
FSA	— Financial Security Assurance	VRDD	— Variable Rate Daily Demand

_____________

* Abbreviations may or may not appear in the Schedule of Investments.

20	2004 Annual Report

Statement of Assets and Liabilities	December 31, 2004

ASSETS:
Investments, at value (Cost — $178,591,187)	$187,122,618
Cash	34,263
Interest receivable	3,270,266
Receivable for securities sold	805,124
Prepaid expenses	9,607
Total Assets	191,241,878
LIABILITIES:
Payable to broker — variation margin on open futures contracts	375,000
Dividends payable	130,308
Management fee payable	96,994
Distributions payable to Municipal Auction Rate Cumulative
Preferred Stockholders	10,490
Directors’ fees payable	8,362
Accrued expenses	77,339
Total Liabilities	698,493
Series M Municipal Auction Rate Cumulative Preferred Stock
(2,000 shares authorized and issued at $25,000 per share) (Note 4)	50,000,000
Total Net Assets	$140,543,385
NET ASSETS:
Par value of capital shares	$14,033
Capital paid in excess of par value	141,521,690
Undistributed net investment income	1,132,007
Accumulated net realized loss from investment transactions and
futures contracts	(9,155,776)
Net unrealized appreciation of investments and futures contracts	7,031,431
Total Net Assets
(Equivalent to $10.02 per share on 14,032,784 capital shares of
$0.001 par value outstanding; 100,000,000 capital shares authorized)	$140,543,385

See Notes to Financial Statements.

Intermediate Muni Fund, Inc.	21

Statement of Operations     For the Year Ended December 31, 2004

INVESTMENT INCOME:
Interest	$10,542,400
EXPENSES:
Management fee (Note 2)	1,153,582
Auction participation fees (Note 4)	125,000
Audit and legal	62,311
Transfer agency services	50,950
Custody	38,450
Shareholder communications	30,378
Stock exchange listing fees	21,808
Rating agency fees	16,500
Auction agency fees	6,500
Directors’ fees	5,490
Insurance fees	5,102
Other	6,000
Total Expenses	1,522,071
Net Investment Income	9,020,329
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 1 AND 3):
Realized Gain (Loss) From:
Investment transactions	419,974
Futures contracts	(3,291,918)
Net Realized Loss	(2,871,944)
Net Change in Unrealized Appreciation/Depreciation of
Investments and Futures Contracts	(401,750)
Net Loss on Investments and Futures Contracts	(3,273,694)
Dividends Paid to Municipal Auction Rate Cumulative Preferred
Stockholders From Net Investment Income	(586,119)
Increase in Net Assets From Operations	$5,160,516

See Notes to Financial Statements.

22	2004 Annual Report

Statements of Changes in Net Assets

	For the Years Ended December 31,
	2004	2003
OPERATIONS:
Net investment income	$9,020,329	$9,401,893
Net realized loss	(2,871,944)	(462,620)
Net change in unrealized appreciation/depreciation	(401,750)	(70,343)
Dividends paid to Municipal Auction Rate Cumulative
Preferred Stockholders from net investment income	(586,119)	(501,981)
Increase in Net Assets From Operations	5,160,516	8,366,949
DIVIDENDS PAID TO COMMON STOCK
SHAREHOLDERS FROM (NOTE 1):
Net investment income	(8,585,218)	(8,570,907)
Decrease in Net Assets From Dividends
Paid to Common Stock Shareholders	(8,585,218)	(8,570,907)
FUND SHARE TRANSACTIONS (NOTE 5):
Net asset value of shares issued for reinvestment of dividends	287,921	—
Increase in Net Assets From Fund Share Transactions	287,921	—
Decrease in Net Assets	(3,136,781)	(203,958)
NET ASSETS:
Beginning of year	143,680,166	143,884,124
End of year*	$140,543,385	$143,680,166
* Includes undistributed net investment income of:	$1,132,007	$1,284,893

See Notes to Financial Statements.

Intermediate Muni Fund, Inc.	23

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31:

	2004	2003	2002	2001		2000
Net Asset Value, Beginning of Year	$10.26	$10.27	$10.21	$10.20		$9.89
Income (Loss) From Operations:
Net investment income	0.64	0.68	0.68	0.56	(1)	0.55
Net realized and unrealized gain (loss)	(0.23)	(0.03)	0.07	0.00	*(1)	0.28
Dividends paid to Municipal Auction
Rate Cumulative Preferred
Stockholders from net
investment income	(0.04)	(0.05)	(0.05)	—		—
Total Income (Loss) From Operations	0.37	0.60	0.70	0.56		0.83
Gains From Repurchase of
Treasury Stock	—	—	—	0.00	*	0.02
Underwriting Commissions and
Expenses from the Issuance
of Municipal Auction Rate
Cumulative Preferred Stock	—	—	(0.06)	—		—
Dividends Paid To Common Stock
Shareholders From:
Net investment income	(0.61)	(0.61)	(0.58)	(0.55)		(0.54)
Net Asset Value, End of Year	$10.02	$10.26	$10.27	$10.21		$10.20
Total Return, Based on Market Price(2)	(2.19)%	13.33%	4.03%	17.17%		11.90%
Total Return, Based on Net Asset Value(2)	3.99%	6.22%	6.73%	6.01%		9.68%
Net Assets, End of Year (millions)	$141	$144	$144	$143		$143
Ratios to Average Net Assets Based on
Common Shares Outstanding(3):
Expenses	1.07%	1.07%	1.08%	0.80%		0.78%
Net investment income	6.34	6.55	6.59	5.35	(1)	5.47
Portfolio Turnover Rate	32%	21%	49%	36%		45%
Market Price, End of Year	$9.36	$10.19	$9.56	$9.75		$8.81

See Notes to Financial Statements.

24	2004 Annual Report

Financial Highlights (continued)

	2004	2003	2002	2001	2000
Municipal Auction Rate
Cumulative Preferred Stock(4):
Total Amount Outstanding (000s)	$50,000	$50,000	$50,000	—	—
Asset Coverage Per Share	95,272	96,840	96,942	—	—
Involuntary Liquidating
Preference Per Share(5)	25,000	25,000	25,000	—	—
Average Market Value Per Share(5)	25,000	25,000	25,000	—	—

(1)

Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 5.31%. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain was less than $0.01 per share.

(2)	The total return calculation assumes that dividends are reinvested in accordance with the Fund’s dividend reinvestment plan.
(3)	Calculated on basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
(4)	On January 28, 2002, the Fund issued 2,000 shares of Series M Municipal Auction Rate Cumulative Preferred Stock at $25,000 a share.
(5)	Excludes accumulated and unpaid dividends.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

Intermediate Muni Fund, Inc.	25

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Intermediate Muni Fund, Inc. (“Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Securities for which market quotations are not readily available or where market quotations are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Futures Contracts. The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or pledge securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts.Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying financial instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The Fund enters into such contracts typically to hedge a portion of the portfolio. The risks associat ed with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

(c) Security Transactions and Investment Income. Security transactions are accounted for on trade date. Interest income, adjusted for amortization of premium or accretion of discount, is recorded on the accrual basis. The cost of

26	2004 Annual Report

Notes to Financial Statements (continued)

investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

(d) Dividends and Distributions to Shareholders. Dividends from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains to shareholders of the Fund, if any, are taxable and are declared at least annually. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date for the shareholders of Common Stock and are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the holders of the Municipal Auction Rate Cumulative Preferred Stock shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of the funds legally available to shareholders.

(e) Net Asset Value. The net asset value of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the net asset value per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Municipal Auction Rate Cumulative Preferred Stock.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required.

(g) Reclassifications. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,878 has been reclassified between undistributed net investment income and accumulated net realized loss from investment transactions and futures contracts as a result of permanent differences attributable to differences between book and tax amortization of premium on fixed income securities. These reclassifications have no effect on net assets or net asset values per share.

Intermediate Muni Fund, Inc.	27

Notes to Financial Statements (continued)

2. Management Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. As compensation for its services, the Fund pays SBFM a management fee calculated at an annual rate of 0.60% of the Fund’s average daily net assets. For purposes of calculating the management fee, the liquidation value of any preferred stock of the Fund is not deducted in determining the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

All officers and one Director of the Fund are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (but excluding short-term investments) were as follows:

Purchases	$59,598,122
Sales	62,332,186

At December 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,777,383
Gross unrealized depreciation	(1,941,104)
Net unrealized appreciation	$8,836,279

At December 31, 2004, the Fund had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
	Contracts	Date	Value	Value	Loss
Contracts to Sell:
U.S. 20 Year Treasury Note	500	3/05	$54,750,000	$56,250,000	$(1,500,000)

28	2004 Annual Report

Notes to Financial Statements (continued)

4. Municipal Auction Rate Cumulative Preferred Stock

On January 28, 2002, the Fund issued 2,000 shares of Series M Municipal Auction Rate Cumulative Preferred Stock (“ARCPS”). The underwriting discount of $500,000 and offering expenses of $278,731 associated with the ARCPS offering were recorded as a reduction of the capital paid in excess of par value of common stock for the year ended December 31, 2002. The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically 7 days. The dividend rates ranged from 0.80% to 1.90% during the year ended December 31, 2004. At December 31, 2004, the dividend rate was 1.86%.

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”) another indirect wholly-owned subsidiary of Citigroup, also currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. For the year ended December 31, 2004, CGM earned $125,000 as a participating broker/dealer.

5. Capital Shares

Capital stock transactions were as follows:

	Year Ended		Year Ended
	December 31, 2004		December 31, 2003
	Shares	Amount	Shares	Amount
Shares issued on reinvestment	28,034	$287,921	—	—

Intermediate Muni Fund, Inc.	29

Notes to Financial Statements (continued)

6. Income Tax Information and Distribution to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2004	2003
Distributions paid from:
Tax-exempt income	$9,102,913	$9,072,888
Ordinary income	68,424	—
Total distributions paid	$9,171,337	$9,072,888

As of December 31, 2004, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed tax exempt	$771,683
Total undistributed earnings	771,683
Capital loss carryforward	(10,593,613	)*
Other book/tax temporary differences	1,493,313	**
Unrealized appreciation	7,336,279	***
Total Accumulated Losses	$(992,338)

*

On December 31, 2004, the Fund had a net capital loss carryforward of $10,593,613, of which $37,946 expires in 2006, $1,896,634 expires in 2007, $513,580 expires in 2008, $4,046,539 expires in 2010, $569,469 expires in 2011, and $3,529,445 expires in 2012. This amount will be available to offset any future taxable gains.

**

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts and differences in the book/tax treatment of various items.

***

The difference between book-basis and tax-basis unrealized/depreciation is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

7. Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a

30	2004 Annual Report

Notes to Financial Statements (continued)

CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. The Fund did not implement the contractual arrangement described above and therefore will not receive any portion of such payment.

Intermediate Muni Fund, Inc.	31

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of

Intermediate Muni Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Intermediate Muni Fund, Inc. (“Fund”) as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Intermediate Muni Fund, Inc. as of December 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with the U.S. generally accepted accounting principles.

New York, New York

February 18, 2005

32	2004 Annual Report

Financial Data (unaudited)

For a share of capital stock outstanding throughout each period:

	AMEX	Net Asset	Dividends	Reinvestment
Period	Closing Price*	Value*	Paid	Price
Fiscal Year 2003
January	$ 9.45	$10.18	$0.051	$ 9.47
February	9.47	10.25	0.051	9.60
March	9.48	10.19	0.051	9.53
April	9.75	10.24	0.051	9.70
May	10.09	10.40	0.051	10.01
June	9.98	10.31	0.051	10.03
July	9.61	10.12	0.051	10.12
August	10.02	10.09	0.051	10.01
September	10.15	10.24	0.051	10.19
October	10.22	10.21	0.051	10.25
November	10.39	10.28	0.051	10.32
December	10.19	10.26	0.051	10.31
Fiscal Year 2004
January	10.41	10.27	0.051	10.29
February	10.49	10.36	0.051	10.41
March	10.49	10.19	0.051	10.25
April	9.20	10.08	0.051	9.24
May	9.57	10.02	0.051	9.60
June	9.23	9.99	0.051	9.39
July	9.65	10.06	0.051	9.61
August	9.64	10.12	0.051	9.59
September	9.37	10.10	0.051	9.67
October	9.55	10.09	0.051	9.69
November	9.40	10.02	0.051	9.65
December	9.36	10.02	0.051	9.45

  * On the last business day of the month.

Intermediate Muni Fund, Inc.	33

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Intermediate Muni Fund, Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund’s transfer agent (PFPC Inc. at 1-800-331-1710).

				Number of
		Term of		Portfolios
		Office*	Principal	in Fund	Other Board
	Position(s)	and Length	Occupation(s)	Complex	Memberships
Name, Address	Held with	of Time	During Past	Overseen	Held by
and Birth Year	Fund	Served	Five Years	by Director	Director
Non-Interested Directors:
Lee Abraham	Director	Since	Retired; Former Director	27	None
13732 LeHavre Drive		1999	of Signet Group PLC
Frenchman’s Creek
Palm Beach Gardens,
FL 33410
Birth Year: 1927

Jane F. Dasher	Director	Since	Controller of PBK	27	None
Korsant Partners		1999	Holdings Inc., a family
283 Greenwich Avenue			investment company
Greenwich, CT 06830
Birth Year: 1949

Donald R. Foley	Director	Since	Retired	27	None
3668 Freshwater Drive		1993
Jupiter, FL 33477
Birth Year: 1922

Richard E. Hanson, Jr.	Director	Since	Retired; Former Head of	27	None
2751 Vermont Route 140		1999	the New Atlanta Jewish
Poultney, VT 05764			Community High School
Birth Year: 1941

Paul Hardin	Director	Since	Professor of Law &	34	None
12083 Morehead		1996	Chancellor Emeritus at
Chapel Hill, NC			the University of
27514-8426			North Carolina
Birth Year: 1931

Roderick C. Rasmussen	Director	Since	Investment Counselor	27	None
9 Cadence Court		1993
Morristown, NJ 07960
Birth Year: 1926

John P. Toolan	Director	Since	Retired	27	John Hancock
13 Chadwell Place		1993			Funds
Morristown, NJ 07960
Birth Year: 1930

34	2004 Annual Report

Additional Information (unaudited) (continued)
Number of
		Term of		Portfolios
		Office*	Principal	in Fund	Other Board
	Position(s)	and Length	Occupation(s)	Complex	Memberships
Name, Address	Held with	of Time	During Past	Overseen by	Held by
and Birth Year	Fund	Served	Five Years	Director	Director
Interested Director:
R. Jay Gerken, CFA**	Chairman,	Since	Managing Director of	219	None
Citigroup Asset	President	2002	Citigroup Global
Management (“CAM”)	and Chief		Markets Inc. (“CGM”);
399 Park Avenue	Executive		Chairman, President
4th Floor	Officer		and Chief Executive
New York, NY 10022			Officer of Smith Barney
Birth Year: 1951			Fund Management LLC
(“SBFM”), Travelers
Investment Adviser, Inc.
(“TIA”) and Citi Fund
Management, Inc.
(“CFM”); President and
Chief Executive Officer
of certain mutual
funds associated
with Citigroup Inc.
(“Citigroup”);
Formerly Portfolio
Manager of Smith
Barney Allocation
Series Inc. (from 1996
to 2001) and Smith
Barney Growth and
Income Fund (from
1996 to 2000)
Officers:
Andrew B. Shoup	Senior Vice	Since	Director of CAM; Senior	N/A	N/A
CAM	President	2003	Vice President and
125 Broad Street	and Chief		Chief Administrative
11th Floor	Administrative		Officer of mutual funds
New York, NY 10004	Officer		associated with
Birth Year: 1956			Citigroup; Head of
International Funds
Administration of CAM
(from 2001 to 2003);
Director of Global
Funds Administration
of CAM (from 2000 to
2001); Head of U.S.
Citibank Funds
Administration of CAM
(from 1998 to 2000)

Intermediate Muni Fund, Inc.	35

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office*	Principal	in Fund	Other Board
	Position(s)	and Length	Occupation(s)	Complex	Memberships
Name, Address	Held with	of Time	During Past	Overseen by	Held by
and Birth Year	Fund	Served	Five Years	Director	Director
Robert J. Brault	Chief	Since	Director of CGM; Chief	N/A	N/A
CAM	Financial	2004	Financial Officer and
125 Broad Street	Officer and		Treasurer of certain
11th Floor	Treasurer		mutual funds associated
New York, NY 10004			with Citigroup;
Birth Year: 1965			Director of Internal
Control for CAM
U.S. Mutual Fund
Administration (from
2002 to 2004); Director
of Project Management
& Information Systems
for CAM U.S. Mutual
Fund Administration
(from 2000 to 2002);
Vice President, of
Mutual Fund Adminis-
tration at Investors
Capital Services (from
1999 to 2000)

Peter M. Coffey	Vice	Since	Managing Director	N/A	N/A
CAM	President	1992	of CGM; Investment
399 Park Avenue	and		Officer of SBFM
4th Floor	Investment
New York, NY 10022	Officer
Birth Year: 1944

36	2004 Annual Report

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office*	Principal	in Fund	Other Board
	Position(s)	and Length	Occupation(s)	Complex	Memberships
Name, Address	Held with	of Time	During Past	Overseen by	Held by
and Birth Year	Fund	Served	Five Years	Director	Director
Andrew Beagley	Chief	Since	Director of CGM (since	N/A	N/A
CAM	Compliance	2004	2000); Director of
399 Park Avenue	Officer		Compliance, North
4th Floor			America, CAM (since
New York, NY 10022			2000); Chief Anti-
Birth Year: 1962			Money Laundering
Compliance Officer,
Chief Compliance
Officer and Vice
President of certain
mutual funds
associated with
Citigroup; Director of
Compliance, Europe,
the Middle East
and Africa, Citigroup
Asset Management
(from 1999 to 2000);
Chief Compliance Officer,
SBFM, CFM, TIA, Salomon
Brothers Asset
Management Limited,
Smith Barney Global
Capital Management
Inc.

Robert I. Frenkel	Secretary	Since	Managing Director and	N/A	N/A
CAM	and Chief	2003	General Counsel of
300 First Stamford Place	Legal Officer		Global Mutual Funds
4th Floor			for CAM and its
Stamford, CT 06902			predecessor (since
Birth Year: 1954			1994); Secretary and Chief
Legal Officer of mutual
funds associated with
Citigroup

*	Each Director and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is a Director who is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Intermediate Muni Fund, Inc.	37

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund to shareholders from January to November 2004 qualify as tax-exempt interest dividends for federal income tax purposes. Additionally, 90.89% of the net investment income distribution paid to common shareholders of record on December 28, 2004 qualifies as tax-exempt interest dividends for federal income tax purposes. Finally, 94.15% of the net investment income distributions paid to municipal auction rate cumulative preferred shareholders in December 2004 qualifies as tax-exempt interest dividends for federal income tax purposes.

Please retain this information for your records.

38	2004 Annual Report

Dividend Reinvestment Plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the fund reinvested automatically by PFPC Inc. (“PFPC”), as purchasing agent under the plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

The number of shares of common stock distributed to participants in the plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the fund at a price equal to the greater of net asset value determined as described below under “Net Asset Value” or 95% of the market price of the common stock.

If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), PFPC will buy common stock in the open market, on the AMEX or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

Intermediate Muni Fund, Inc.	39

Dividend Reinvestment Plan (unaudited) (continued)

PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each plan participant will be held by PFPC in uncertificated form in the name of the plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the fund. No brokerage charges apply with respect to shares of common stock issued directly by the fund under the Plan. Each plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The plan also may be amended or terminated by PFPC, with the fund’s prior written consent, on at least 30 days’ written notice to plan participants. All correspondence concerning the plan should be directed by mail to PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

40	2004 Annual Report

DIRECTORS	INVESTMENT MANAGER
Lee Abraham	Smith Barney Fund Management LLC
Jane F. Dasher
Donald R. Foley	CUSTODIAN
R. Jay Gerken, CFA	State Street Bank and Trust Company
Chairman
Richard E. Hanson, Jr.
Paul Hardin	SHAREHOLDER
Roderick C. Rasmussen	SERVICING AGENT
John P. Toolan	PFPC Inc.
P.O. Box 8030
OFFICERS	Boston, Massachusetts 02266-8030
R. Jay Gerken, CFA
President and Chief	This report is intended only for the
Executive Officer	shareholders of Intermediate Muni
Fund, Inc. It is not a Prospectus,
Andrew B. Shoup	circular or representation intended
Senior Vice President and	for use in the purchase or sale of
Chief Administrative Officer	shares of the Fund or any securities
Robert J. Brault	mentioned in the report.
Chief Financial Officer
and Treasurer	INTERMEDIATE
MUNI FUND, INC.
Peter M. Coffey	125 Broad Street
Vice President	10th Floor, MF-2
and Investment Officer	New York, New York 10004

Andrew Beagley
Chief Compliance Officer
Robert I. Frenkel
Secretary and	FD1067 2/05
Chief Legal Officer	05-7894

SBI
Listed on the American
Stock Exchange

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jane Dasher, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services

(a)	Audit Fees for the Intermediate Muni Fund, Inc. were $17,000 and $15,000 for the years ended 12/31/04 and 12/31/03.

(b)	Audit-Related Fees for the Intermediate Muni Fund, Inc. were $0 and $0 for the years ended 12/31/04 and 12/31/03.

(c)	Tax Fees for Intermediate Muni Fund, Inc. of $2,300 and $2,100 for the years ended 12/31/04 and 12/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Intermediate Muni Fund, Inc.

(d)	All Other Fees for Intermediate Muni Fund, Inc. of $10,000 and $12,500 for the years ended 12/31/04 and 12/31/03. These amounts represent fees billed for agreed upon procedures performed to certify the Fund’s compliance with rating agency requirements and restrictions.

(e)	(1) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Intermediate Muni Fund, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; Tax Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; and Other Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Intermediate Muni Fund, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Intermediate Muni Fund, Inc. Fees billed to and paid by Citigroup Global Markets , Inc. related to the transfer agent matter as fully described in the notes to the financial statements titled “additional information” were $75,000 and $0 for the years ended 12/31/04 and 12/31/03.

(h)	Yes. The Intermediate Muni Fund, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Intermediate Muni Fund, Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between

Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Intermediate Muni Fund, Inc.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Intermediate Muni Fund, Inc.

Date:	March 11, 2005

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Intermediate Muni Fund, Inc.

Date:	March 11, 2005

By:	/s/ Robert J. Brault (Robert J. Brault) Chief Financial Officer of Intermediate Muni Fund, Inc.

Date:	March 11, 2005